EXHIBIT 10.2

ASSIGNMENT FOR THE BENEFIT OF CREDITORS

ASSIGNMENT, made this 8th day of June, 2009, between JUST-RITE SUPPLY, INC., a Florida corporation with its principal place of business located 3790 Park Central Boulevard, North, Pompano Beach, Broward County, Florida  33064, hereinafter “Assignor,” and MICHAEL P. PHELAN, whose address is 6861 S.W. 196th Avenue, Suite 201-204, Ft. Lauderdale, Florida 33332, hereinafter “Assignee.”

WHEREAS, the Assignor, a subsidiary of Imperial Industries, Inc., is engaged in the distribution of stucco, gypsum, roofing, insulation and masonry products, as well as manufactured products produced by its affiliate, Premix-Marbletite Manufacturing Co.

WHEREAS, the Assignor is indebted to creditors, as set forth in Schedule “A” annexed hereto, is unable to pay its debts as they become due, and is desirous of providing for the payment of its debts, so far as it is possible by an assignment of all of its assets for that purpose.

NOW, THEREFORE, the Assignor, in consideration of the assignee’s acceptance of this Assignment, and for other good and valuable consideration, hereby grants, assigns, conveys, transfers, and sets over, unto the Assignee, her or his successors and assigns, all of its assets, except such assets as are exempt by law from levy and sale under an execution, including, but not limited to, all real property, fixtures, goods, stock, inventory, equipment, furniture, furnishings, accounts receivable, bank deposits, cash, promissory notes, cash value and proceeds of insurance policies, claims and demands belonging to the Assignor, wherever such assets may be located, hereinafter the “estate,” as which assets are, to the best knowledge and belief of the assignor, set forth on Schedule “B” annexed hereto.

The Assignee shall take possession and administer the estate in accordance with the provisions of Chapter 727, Florida Statutes, and shall liquidate the assets of the estate with reasonable dispatch and convert the estate into money, collect all claims and demands hereby assigned as may be collectible, and pay and discharge all reasonable expenses, costs, and disbursements in connection with the execution and administration of this assignment from the proceeds of such liquidations and collections.

The Assignee shall then pay and discharge in full, to the extent that funds are available in the estate after payment of administrative expenses, costs, and disbursements, all of the debts and liabilities now due from the Assignor, including interest on such debts and liabilities.  If funds of the estate shall not be sufficient to pay such debts and liabilities in full, then the assignee shall pay from the funds of the estate such debts and liabilities, on a pro rata basis and in proportion to their priority as set forth in §727.114, Florida Statutes.

In the event that all debts and liabilities are paid in full, any funds of the estate remaining shall be returned to the Assignor.

To accomplish the purposes of this Assignment, the Assignor hereby appoints the Assignee its true and lawful attorney, irrevocable, with full power and authority to do all acts and things which may be necessary to execute the assignment hereby created; to demand and recover from all persons all assets of the estate; to sue for the recover of such assets; to execute, acknowledge, and deliver all necessary deeds, instruments, and conveyances; and to appoint one or more attorneys under her or him to assist the Assignee in carrying out her or his duties hereunder.

The Assignor hereby authorizes the Assignee to sign the name of the Assignor to any check, draft, promissory note, or other instrument in writing which is payable to the order of the Assignor, or to sign the name of the Assignor to any instrument in writing, whenever it shall be necessary to do so, to carry out the purpose of this Assignment.

The Assignee hereby accepts the trust created by the assignment, and agrees with the Assignor that the Assignee will faithfully and without delay carry out her or his duties under the assignment.

Assignor:

/s/ Betty J. Murchison

JUST-RITE SUPPLY, INC.,

Witness

a Florida corporation,

/s/ Steven Healy____

Witness

/s/ Howard L. Ehler, Jr.

Howard L. Ehler, Jr., Vice President

Assignee:

MICHAEL MOECKER & ASSOCIATES, INC.

/s/ Giselle Crombie

Witness

/s/ Michael P. Phelan

/s/ Nadia Joseph

Michael P. Phelan, Vice President

Witness

STATE OF FLORIDA

)

)  ss:

COUNTY OF BROWARD

)

The foregoing Assignment was acknowledged before me this 8th day of June, 2009, by Howard L. Ehler, Jr., Vice President of Just-Rite Supply, Inc., as Assignor, for the purposes therein expressed, who is personally known to me or who produced _______________ as identification, and who did/did not take an oath.

/s/ Kimberly S. Smith

Notary Public, State of Florida

My Commission Expires: 11/25/2011

Print Name:_/s/ Kimberly S. Smith______________

STATE OF FLORIDA

)

)  ss:

COUNTY OF BROWARD

)

The foregoing Assignment was acknowledged before me this 11th day of June, 2009, by Michael P. Phelan, Vice President of Michael Moecker & Associates, Inc., as Assignee, for the purposes therein expressed, who is personally known to me or who produced _______________ as identification, and who did/did not take an oath.

Notary Public, State of Florida

My Commission Expires: 9/16/09

Print Name:/s/ Norma Castellon__________

VERIFICATION OF ASSIGNMENT TO ASSIGNEE, MICHAEL PHELAN, BY ASSIGNOR, JUST-RITE SUPPLY, INC., VERIFICATION OF SCHEDULES OF JUST-RITE SUPPLY, INC. BY ASSIGNOR, JUST-RITE SUPPLY, INC.

VERIFICATION OF ASSIGNMENT AND SCHEDULES

The undersigned, as Vice President of Just-Rite Supply, Inc., hereby verifies the Assignment (the “Assignment”) of all of its rights, title and interest in and to all its assets and liabilities, as indicated on Schedules “A” and “B” to the Petition for the general Assignment for the Benefit of Creditors filed with the Court on June 8th, 2009, and further verifies each of the facts set forth in the Schedules annexed to the Assignment.

JUST-RITE SUPPLY, INC.

a Florida corporation

/s/ Howard L. Ehler, Jr.

Howard L. Ehler, Jr., Vice President

STATE OF FLORIDA

)

)  ss:

COUNTY OF BROWARD

)

The foregoing Verification was acknowledged before me this 8th day of June, 2009, by Howard L. Ehler, Jr., Vice President of Just-Rite Supply, Inc., as Assignor, for the purposes therein expressed, who is personally known to me or who produced _______________ as identification, and who did/did not take an oath.

/s/ Kimberly S. Smith

Notary Public, State of Florida

My Commission Expires: 11/25/2011

Print Name:_/s/ Kimberly S. Smith   ____________

ACCEPTANCE OF ASSIGNMENT

MICHAEL P. PHELAN, Vice President of Michael Moecker & Associates, Inc., as Assignee, under that certain Assignment by Just-Rite Supply, Inc., a Florida corporation, of all of its right, title and interest to all of its assets filed with this Court on this 11th day of June, 2009, hereby reaffirms its prior acceptance of the trust created by such Assignment and agrees with the Assignor that the Assignee will faithfully and without delay carry out its duties under the Assignment.

By:/s/Michael P. Phelan

Michael P. Phelan, Assignee

STATE OF FLORIDA

)

)  ss:

COUNTY OF BROWARD

)

The foregoing Acceptance of Assignment was acknowledged before me this 11th day of June, 2009, by Michael P. Phelan, Vice President of Michael Moecker & Associates, Inc., as Assignee, for the purposes therein expressed, who is personally known to me or who produced _______________ as identification, and who did/did not take an oath.

Notary Public, State of Florida

My Commission Expires: 9/16/09

Print Name: Norma Castellon___________

OATH OF ASSIGNOR

COMES NOW, Howard L. Ehler, Jr., Vice President of Just-Rite Supply, Inc., the Assignor herein, and states that upon oath that the Schedules are true and correct reflecting the assets and liabilities of the Assignor, and that the Assignment has been duly made this 8th day of June, 2009.

JUST-RITE SUPPLY, INC.

a Florida corporation

/s/ Howard L. Ehler, Jr.

Howard L. Ehler, Jr., Vice President

STATE OF FLORIDA

)

)  ss:

COUNTY OF BROWARD

)

The foregoing Oath of Assignor was acknowledged before me this 8th day of June, 2009, by Howard L. Ehler, Jr., Vice President of Just-Rite Supply, Inc., as Assignor, for the purposes therein expressed, who is personally known to me or who produced _______________ as identification, and who did/did not take an oath.

/s/ Kimberly S. Smith

Notary Public, State of Florida

My Commission Expires: 11/25/2011

Print Name:_/s/ Kimberly S. Smith________

OATH OF ASSIGNEE

COMES NOW, Michael P. Phelan, Vice President of Michael Moecker & Associates, Inc., the Assignee herein, and duly acknowledges that the Assignee accepts delivery  of the within Assignment and that he will duly perform the duties imposed upon the Assignee pursuant to Florida Statute §727.

By:/s/ Michael P. Phelan

Michael P. Phelan, Assignee

STATE OF FLORIDA

)

)  ss:

COUNTY OF BROWARD

)

The foregoing Oath of Assignee was acknowledged before me this 11th day of June, 2009, by Michael P. Phelan, Vice President of Michael Moecker & Associates, Inc., as Assignee, for the purposes therein expressed, who is personally known to me or who produced _______________ as identification, and who did/did not take an oath.

Notary Public, State of Florida

My Commission Expires: 9/16/09

Print Name: Norma Castellon___________